Armstrong World Industries Investor Day 2018 What’s Next November 7, 2018 Exhibit 99.1

Agenda

2

8:30	Introduction & Safe Harbor	Tom Waters - VP, Corporate Finance
8:35	What's Next: Strategic Initiatives	Vic Grizzle - President & CEO
9:15	Business Segment Review	Charlie Chiappone - SVP, Ceiling & Wall Solutions
10:00	Break	
10:20	Product Innovation	Nick Taraborelli - VP, Marketing
10:45	Financial Review & Value Creation	Brian MacNeal - CFO
11:15	Q&A	
11:45	Presentation Concludes	
Noon	Lunch in the Avenue	
12:45	Closing Remarks	Vic Grizzle – President & CEO
1:00	Busses Depart for Marietta Plant Tour or the Train Station	

Armstrong WORLD INDUSTRIES

Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results, dividends, share repurchases, acquisitions and capital deployment and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our recent reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. The information in this presentation is only effective as of the date given November 7, 2018 and is subject to change. Any distribution of this presentation after November 7, 2018 is not intended and will not be construed as updating or confirming such information. In addition, we will be referring to “non-GAAP financial measures” within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP can be found in the appendix to this presentation, in our SEC filings and on the Investor Relations section of our website at www.armstrongceilings.com. Armstrong World Industries competes globally in many diverse markets. References to "market" or "share" data are simply estimations based on a combination of internal and external sources and assumptions. They are intended only to assist discussion of the relative performance of product segments and categories for marketing and related purposes. No conclusion has been reached or should be reached regarding a "product market," a "geographic market" or “market share,” as such terms may be used or defined for any economic, legal or other purpose.

All dollar figures throughout the presentation are in $ millions (except for earnings per share) unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation Results throughout this presentation are presented on a continuing operations basis with the exception of cash flow. With the pending sale of our EMEA and Pacific Rim businesses, we no longer adjust our sales for movements in foreign exchange rates as we expect these to have minimal impact on revenue. We remove the impact of certain discrete expenses and income. Examples include plant closures, restructuring actions, environmental site expenses and related insurance recoveries, and other large unusual items. We also adjust for our U.S. pension plan (credit) expense(1). Taxes for adjusted net income and adjusted diluted EPS are calculated using a constant 25% rate. Segment SG&A cost structures reflect updated cost allocation methodology. U.S. pension (credit) expense represents the actuarial net periodic benefit cost expected to be recorded as a component of operating income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation, nor do we expect to make cash contributions to the plan in 2018.

Welcome: Vic Grizzle - President & CEO

The Armstrong Purpose It matters to us, and it matters to our customers

Founded in 1860…One of the most adaptive companies in building products ü Undisputed category leader for more than 50 years ü One of the strongest & most trusted brands in the industry ü Strong strategic position…differentiating profitability & cash flow attributes ü AWI - One of the Most Unique Companies in Building Products Unmatched scale in an industry where it matters ü

Highest Share & Margins of Any Public Building Products Business A unique position versus the best businesses in building products Note: Market share figures are approximate and based on latest available data. Companies shown represent the following sectors (position within sector): Acuity – Lighting (#1); Armstrong – Commercial Ceilings (#1); Caesarstone – Quartz Surfaces (#3); Continental – Wallboard (#6); James Hardie – Siding (#1); Jeld-Wen – Doors (T-#1); Masonite – Doors (T-#1); Mohawk – Flooring (#1); Owens Corning (Insulation) -- #1; Owens Corning (Roofing) – Roofing (#2); Sherwin Williams – Architectural Paint (#1); Stanley Black & Decker – Power Tools (#1); Trex – Composite Decking (#1) Low High High

Unique Cash Flow Generation Capabilities Valuation upside based on best-in-class free cash flow Note: Valuation multiples and FCF margins reflect parent company values, not the individual segments plotted on the previous page. *FCF margin defined as (EBITDA – capex) / sales *

Ceiling Category Is Unique Within Building Products AWI uniquely positioned in an attractive & stable category Consolidated structure ü Large installed base with stable repair & remodel demand ü A highly specified high-value product with limited substitutes ü Customers demonstrate brand loyalty, and reward service and innovation ü

Armstrong Management Experienced, committed and dedicated management team CEO Vic Grizzle SVP, Ceiling & Wall Solutions Charlie Chiappone CFO Brian MacNeal General Counsel & CCO Mark Hershey SVP, Human Resources Ellen Romano VP, Business Development Mateus Panosso

Setting Our Sights on a Larger Target Market *Estimate includes 50% of WAVE’s sales Components Tile >25% Share* Specialty walls Specialty ceilings Grid $1.5B Tile >$4B Grid >50% Share* Driving share gains in broader ceiling & wall solutions space

Our Winning Formula Unique Position Our Winning Formula Attractive Industry Leading Position Strongest Brand Winning through key elements of differentiation Total Customer Experience Broadest Product Portfolio Specification Leadership Best-in-Class Channels Operational Excellence

Delivering on what we said we would do … driving shareholder value Executing four strategic priorities to create shareholder value Investing in core mineral fiber to drive innovation, growth & productivity Addressing our volatile, low return international operations Expanding into close-in adjacencies…Architectural Specialties Balanced approach to capital allocation including returning cash to shareholders 1 2 4 3 Since Separating from Flooring We’ve Been Remaking AWI

Results So Far Market cap increased $1 Billion since separation Equity Returns Since 1/1/2017 Peers: ALLE, AOS, APOG, AYI, CBPX, DOOR, FBHS, JHX, MAS, MHK, OC, SSD, TILE, TREX, USG

Skilled labor shortages High performance interior spaces Increasing desire for aesthetics & inspirational spaces Rise in exposed structure Dynamic environment creates opportunities for a well-positioned company like Armstrong Commercial Construction Industry Trends

Revitalize the Mineral Fiber Category Completed $100M investment Significant new product innovation New targeted paths to market What’s Next…

Accelerate Architectural Specialties Best in class foundation of design capability Double digit organic growth Execute 1-3 acquisitions annually Revitalize the Mineral Fiber Category Completed $100M investment Significant new product innovation New targeted paths to market What’s Next…

Embark on a Digital Transformation Shorten design-to-order time from weeks to hours Platform for productivity & scalability $27 million investment Accelerate Architectural Specialties Best in class foundation of design capability Double digit organic growth Execute 1-3 acquisitions annually Revitalize the Mineral Fiber Category Completed $100M investment Significant new product innovation New targeted paths to market What’s Next…

Embark on a Digital Transformation Shorten design-to-order time from weeks to hours Platform for productivity & scalability $27 million investment Accelerate Architectural Specialties Best in class foundation of design capability Double digit organic growth Execute 1-3 acquisitions annually Revitalize the Mineral Fiber Category Completed $100M investment Significant new product innovation New targeted paths to market Cash Flow & Capital Allocation Significant cash flow generation Investing in the business Returning cash to shareholders … share repurchases & quarterly dividends What’s Next…

Four pillars to building a stronger business with an exciting future Revitalize the Mineral Fiber Category Accelerate Architectural Specialties Embark on a Digital Transformation Cash Flow & Capital Allocation Completed $100M investment Significant new product innovation New targeted paths to market Best in class foundation of design capability Double digit organic growth Execute 1-3 acquisitions annually Shorten design-to-order time from weeks to hours Platform for productivity & scalability $27 million investment Significant cash flow generation Investing in the business Returning cash to shareholders… share repurchases & quarterly dividends What’s Next…

Business Segment Review: Charlie Chiappone - SVP, Ceiling & Wall Solutions

Sustaining the Change in Trajectory Growth mindset to growth attitude Historical & Projected Revenue Growth Rates

Driving share gain is a value creation compounder Acoustical (Tile & Grid) Architectural Specialties (Wood, Metal, Specialty Grid) Wall Solution (Specialty Walls & Finishes) STRONG STRONGEST $1.5B Market size $3.0B Market size $4.5B Market size Re-establishing Our Growth Boundaries in the Americas Armstrong Armstrong Competitive Advantage Inova Hospital: Falls Church, VA Cypress: Charlotte, NC Spark Holy: Pleasantville, NJ Armstrong Armstrong

Converting Market Knowledge Into Value Creation Mineral Fiber AUV New Product Vitality Index Note: New product sales last 5 years as % of total sales Differentiating innovation driving our results Note: AUV 50/50 split between price & mix 5% CAGR Note: AUV data is for US and Canada commercial channels - mineral fiber only.

Our Business Segments Mineral Fiber: Driving AUV Architectural Specialties: Expand Into Adjacencies % Increased AUV by 50 Since 2010 Increased revenue by 100 Since 2010 $ M Leveraging our core to accelerate growth in AS Note: MF = Mineral fiber, AS = Architectural Specialties Complementary Double digit organic growth segment Market leader in on-trend ceiling & wall solutions Design through construction solutions Overview Double digit sustained growth Increase margins 500bps in 3 years Leveraging scale to increase margins Outlook Market leadership Broadest product portfolio… driving specifications Best-in-class distribution Operational excellence Overview Maintain market position & expanding margins Revitalizing demand for MF Outlook Note: AUV data is for US and Canada commercial channels - mineral fiber only.

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Revitalizing Mineral Fiber Category



Spark Holy: Pleasantville, NJ

2x2, 2x4, White

From

To

Sizes, Shapes, Colors



St Christopher's: Philadelphia, PA

Growth Drivers

- Total Accoustics
- Sustain
- DESIGN Flex
- Seamless Mineral Fiber
- Accelerate Renovation

- ✓ *$100M investment to drive Total Acoustics, Sustain and DESIGNFlex*
- ✓ *Breaking mineral fiber design paradigms*
- ✓ *Selling into new spaces…Seamless Mineral Fiber*
- ✓ *Selling more into each space…Accelerate Renovation*

Driving AUV growth & volume

Armstrong WORLD INDUSTRIES

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Expand AS Market Reach with the Right Acquisitions

- ✓ *Balanced make vs buy…+50% ROIC*
- ✓ *Double digit organic growth…15% 3-yr CAGR*
- ✓ *Shift from 10% to 15% of total AWI business*

Tectum

High impact wood fiber ceilings, walls, & roofdeck


$25M in revenue

Plasterform

Glass reinforced gypsum…ultra expressive category


$10M in revenue

Steel Ceilings Inc.

Architectural, radiant, security


$10M in revenue

Adding unique capabilities to strengthen portfolio

Armstrong WORLD INDUSTRIES

Deal Integration Connecting cultures Employee experience important asset Post Close Integration Key success measures Creating the operating rhythm Our M&A Model Aligned Pipeline Agile methodology Disciplined approach to decisions 95 % Retention Rate + Output Tectum Closed January 2017 Paid $31M 7x adjusted EBITDA, 4x post synergies Sales +16% Expand margins from 19% to 26%

Key Enablers WAVE JV Digitalizing the business 45 % High margin business In 2018 Self- service quotes in AS 50 Since March + % Over $600M in dividends since 2010, over 140% ROIC Market leader in core, specialty grid & integrated solutions Conjoined tightly with AWI innovation Seamless integration with AWI Overview Continue to drive price over inflation Leverage innovation to deliver unmatched value propositions Outlook Industry searching for solutions to drive productivity Journey not a destination Technology transforming our customer experience Overview Creating a frictionless customer experience Design to quote process from weeks to hours Outlook Unique enablers to our competitive advantage

Product Innovation: Nick Taraborelli – VP, Marketing

Category Trends… What the Market Is Looking for Solutions address market needs Volume/open space feel Acoustical solutions that meet the design intent Higher end interior finishes with less design constraints Product Transparency Inspirational Flexible Design Exposed Structure Products without “chemicals of concern” Innovative solutions free of “chemicals of concern” A custom looks with standard parts and pieces Acoustical Comfort Acoustical comfort and privacy in every environment Ideal combinations of absorption & blocking sound What the market seeks…. What AWI delivers…

Where We Were… Armstrong before the 2000s Products: Fissured Ceilings AUV: $.40 SF (MF AUV) Sales: $500M Key Facts Fissured Ceilings

Opportunity Change from Room to Building The goal is to have a solution in every space all of the time Sell More Into Every Space 1 Sell Into More Spaces Atlantic Packaging Charlotte, NC Every Space…MF Sustain higher AUV More Spaces…Lobby: Wood Ceilings Every Space…Metal Ceilings More Spaces…Manufacturing: MF 2

Where We Are Today… Expanding the portfolio to align with market trends Mineral Fiber Ceilings Tectum Ceilings & Walls Wood Ceilings & Walls Metal Ceilings & Walls Products: Fissured Ceilings, Smooth White Acoustical Tile, Wood, Metal… AUV: $1.05 SF (MF AUV) Sales: >$900M Key Facts Smooth White Acoustical Tile

Ultima Smooth White Acoustical Tile Ultima Average Unit Value 3X fissured mineral fiber ceilings j Sell More Into Every Space Project Profile: Jazz Pharmaceuticals Type of Space: Office Location: Palo Alto, CA Features: Total Acoustics & Sustain MF Ceilings

WOODWORKS Grille Ceilings WOODWORKS Average Unit Value 15x mineral fiber ceilings j Sell More Into Every Space Project Profile: Salk Middle School Type of Space: School Location: Spokane, WA Features: Design & Acoustical Wood Ceilings

METALWORKS Torsion Spring Our products are now being specified in statement spaces j Sell into More Spaces Project Profile: Academy Tower Type of Space: Office Lobby Location: Los Angeles, CA Features: Custom Design Metal Ceilings

Tectum Walls & Ceilings More spaces in the same building j Sell into More Spaces Project Profile: Boys & Girls Club Type of Space: Gymnasium Location: Lancaster, PA Features: Durability & Acoustics with Tectum Walls & Ceilings

Where We Are Going…Revitalizing Mineral Fiber

40

New Solutions

- ✓ Total Acoustics & Sustain
- ✓ DesignFlex Ceilings Systems
- ✓ Exposed Structure Solutions
- ✓ Seamless Mineral Fiber

Total Acoustics & Sustain



- Class A office standard
- 7-10% growth rate

DesignFlex



- Custom design w/ standard lead time
- 4x-6x AUV vs 2x2 MF

Exposed Structure Portfolio



- Improved acoustical experience
- >2x revenue of wall to wall ceilings

Seamless Mineral Fiber



- Drywall look with Acoustics
- Access to 250MSF annual market

Our new solutions get us into more space more of the time

Armstrong WORLD INDUSTRIES

Total Acoustics & Sustain Total Acoustics & Sustain market penetration continues to grow j Sell More Into Every Space x Project Profile: BrandStar Offices Type of Space: Office Location: Deerfield Beach, FL Features: Great acoustics with no chemicals of concern

DESIGNFlex DESIGNFlex adds a never before seen look to mineral fiber ceilings j Sell More Into Every Space Project Profile: Armstrong Avenue Type of Space: Statement Spaces Location: Lancaster, PA Features: Custom design with standard product lead time

Exposed Structure Portfolio Our Exposed Structure portfolio allows us to enter new spaces j Sell into More Spaces Project Profile: Suburban Beer Type of Space: Exposed Structure Location: Malvern, PA Features: Acoustics & design for Exposed Structure spaces Our exposed structure portfolio allows us to enter new spaces

Seamless Mineral Fiber Seamless mineral fiber gains share from drywall ceilings j Sell into More Spaces Project Profile: Office (confidential) Type of Space: Office Reception Location: United States Features: Drywall look with acoustics

Walls…The Next Adjacency Wall solutions get us into more space more of the time Solutions NEW Soundsoak fabrics wrapped Wood veneer over MDF Tectum wood fiber Plasterform glass reinforced gypsum Soundsoak WoodWorks Tectum Plasterform Pharmaceutical Research Institute Andover, MA College Football Hall of Fame Atlanta, GA Chula Vista Elementary School San Diego, CA Kaleida Health Buffalo, NY NEW

Armstrong Before the 2000’s Expanding our opportunities Exciting Future Ahead for Armstrong Fissured Ceilings From … High Share To … single dimension product focus Share Gain Multi-faceted ceiling & wall solution provider AUV: $.40 SF AUV: $1.05 SF Armstrong $1.5B Market size Armstrong $4.5B Market size

Financial Review & Value Creation: Brian MacNeal - CFO

Ceilings Leader with Stable Demand Drivers and Diversified End-Markets 38 Billion sq. ft. installed base provides an annuity from R&R activity Revenue Mix* By End-Market By Project Office 30% Education 20% Retail 20% Sales are weighted towards repair & remodel activity New vs. R&R split and diversified end-markets allows us to perform well in downturns Our large installed base is a highly valuable intangible asset that drives economic benefit throughout the cycle *Source AWI internal estimates

Consistent Ability To Grow AUV & Expand Margins Continuous price/mix and productivity driving margin expansion Note: AUV data is for US and Canada commercial channels - mineral fiber only. EBITDA Margin data is for total AWI. Increases in Average Unit Value (AUV) Over Time ... …Yielding Significant Adjusted EBITDA Margin Expansion 36% 19% Millions Continuous price/mix & productivity driving margin expansion

Proven Track Record Committed to doing what we said we would 24% CAGR ** *External sources, **$25M WAVE special dividend 10% CAGR Sale of International Sale of International

2018 Guidance $3.60 – $3.82 19% – 27% YoY Growth $3.02 Adjusted EBITDA Adjusted EPS(1) Adjusted Free Cash Flow(2) Revenue $894 $319(3) $935– $955 5% – 7% YoY Growth $345 – $360 >10% YoY Growth $175 – $190 20% – 30% YoY Growth $147 As reported expected earnings per share in 2018 of $4.00 - $4.10. Cash flow from operations includes international discontinued operations and dividends from the WAVE JV. Change due to pension accounting from $317. 0% - 2% Mineral Fiber volume >20% Architectural Specialties volume ex M&A M&A sales add 1% growth >5% Average Unit Value (AUV) increase 4% – 5% earnings contribution from AUV Architectural Specialties volume contribution M&A EBITDA contribution minimal SG&A <16% of sales $180 million cash flow from operations $65 million of total capital expenditures Cash tax rate 15% – 20% Additional WAVE dividend of $25 million 2017 Results Previous 2018 Guidance $35 million of interest expense 25% tax rate for both 2017 and 2018 52 million average diluted shares outstanding $3.65 – $3.79 21% – 26% YoY Growth $965– $975 8% – 9% YoY Growth $348 – $358 >10% YoY Growth $210 – $220 43% – 50% YoY Growth Updated 2018 Guidance $ Millions except EPS

Results So Far Market cap increased over 40%, or $1 Billion   2016 2017 Mid-point 2018 Guidance CAGR Sales (Millions) $837 $894 $970 8% EBITDA (Millions) $295 $319 $353 9%     Stock Price $42 $61 $67 27% Market Cap (Billions) $2.3 $3.2 $3.3 21% Enterprise Value (Billions) $3.0 $3.9 $3.8 13% EV/EBITDA Multiple 10.2x 12.2x 10.8x Equity Returns Since 1/1/2017 Peers: ALLE, AOS, APOG, AYI, CBPX, DOOR, FBHS, JHX, MAS, MHK, OC, SSD, TILE, TREX, USG

What’s Next…Financial Implications Four pillars to building a stronger business with an exciting future Revitalize the Mineral Fiber Category Accelerate Architectural Specialties Embark on a Digital Transformation Cash Flow & Capital Allocation Continued manufacturing productivity >3% Added capability to drive sales of Sustain product line from 30% to 50% to 70% Invest in Selling, optimize G&A, SG&A <15% Continue to invest modestly Expand margins by leveraging MF and Scale Execute 1-3 acquisitions annually $27M incremental IT investment over 3 years 90% capital, 10% expense…within current total investments Business initiatives with strong tie to returns…<3 years Significant cash flow generation Investing in the business Returning cash to shareholders … share repurchases & quarterly dividends

Capital Deployment - Dividend Continued evolution of capital deployment Clean & strong balance sheet Plenty of dry-powder for growth opportunities Next phase in a more balanced capital allocation Predictable & more stable cash flow post the sale of International Future dividends expected to be consistent with same relative payout & capital allocation priorities Initiating $0.175 quarterly dividend Record date12/4 Payment date 12/14

Financials - Capital Deployment Proven commitment to responsible & balanced capital deployment Capital Deployment History Capital Allocation Priorities % of Adjusted Operating Cash Flow* Invest in high return projects 20% Invest in acquisitions 15% Share repurchases 30% Quarterly dividends 10% Service debt 25% *Adjusted Operating cash flow = free cash flow adjusted for capex, cash interest, M&A, and distributions to shareholders

Lens for targets Ceilings & Walls Specified products Goes through our distribution Service improvement opportunity Program Profile 1-3 / year $50M in total acquisition spend Just under 1.5 x Sales Average 10x EBITDA purchase price Target 7x post synergies Three closed transactions: 6X pre-synergies, 4X post-synergies Acquisition Profile Beginning to develop a successful track record of M&A execution Acquired 1/17

Capital Structure & Liquidity Strong balance sheet & liquidity position to support growth Capital Structure (9/30/2018) Amount ($M) Rate Maturity Cash $327 Revolver ($200M) L+200 Apr-21 Term Loan A 556 L+200 Apr-21 Term Loan B 243 L+275 Mar-23 Other 35 Total Debt 834 Net Debt 507 2018 EBITDA (mid point) 353 Leverage - gross 2.4x Leverage - net 1.4x Corporate Rating   Rating Outlook Moody's B1 Stable S&P BB Positive Retirement income plan (RIP) fully funded as of year-end 2017 No cash contributions in over 30 years Liquidity $542

Historical Indexed Adj. Cash Conversion (2006 = 100) Stability Through the Cycle *Peer index includes NYSE:ALLE, NYSE:AOS, NYSE:APOG, NYSE:AYI, NYSE:CBPX, NYSE:DOOR, NYSE:OC, NYSE:SSD, NASDAQ:TILE and NYSE:USG. Represents median growth in Adjusted Cash Conversion (Adjusted EBITDA – Capex) of peers applied to index value from previous year. Adjusted for significant acquisitions. Source: Factset Americas cash conversion never fell below 2006 levels … even through the recession

Unique Cash Flow Generation Capabilities Valuation upside based on best-in-class free cash flow Note: Valuation multiples and FCF margins reflect parent company values, not the individual segments plotted on the previous page. FCF margin defined as (EBITDA – capex) / sales (a)

Value Creation Model – Consistently Year After Year Significant value creation through free cash flow generation Revenue 5% – 10% annual growth Adjusted EBITDA and Margins >10% annual growth 36% – 40% margin Adjusted EPS 15% – 20% annual growth Adjusted Free Cash Flow 15% - 20% annual growth >50% of Adjusted EBITDA 0% – 2% Mineral Fiber volume growth 3% – 5% average unit value increase >15% Architectural Specialties volume 1-3 Acquisitions add 100 – 300 bps ~60% incremental margin in mineral fiber Continue to price over inflation Productivity – Manufacturing and SG&A Architectural Specialties margin expansion WAVE equity earnings growth Declining net debt due to significant cash generation 25% effective tax rate 15% - 20% cash tax rate Stable level of capital expenditures Balanced capital allocation

Armstrong World Industries – Vic Grizzle, CEO

What’s Next - Wrap Four pillars to building a stronger business with an exciting future Revitalize the Mineral Fiber Category Accelerate Architectural Specialties Embark on a Digital Transformation Cash Flow & Capital Allocation

Q&A

Adjusted EBITDA Reconciliation CONSOLIDATED For the Three Months Ended September 30, For the Nine Months Ended September 30, qtr YTD 2018 2017 V 2018 2017 V Earnings from continuing operations, Reported 64.200000000000017 37.300000000000026 26.899999999999991 153 116.49999999999996 36.500000000000043 rounding Add: Tax expense 16.399999999999999 15.5 0.89999999999999858 42.3 62.2 -19.900000000000006 Earnings before tax, Reported 80.600000000000009 52.800000000000026 27.799999999999983 195.29999999999998 178.69999999999996 16.600000000000023 rounding Less: Interest/other expense 0.70000000000000107 21.1 -20.399999999999999 1.5999999999999979 21.700000000000003 -20.100000000000005 Operating Income, Reported 81.3 73.899999999999991 7.4000000000000057 196.89999999999998 200.39999999999998 -3.5 Add: U.S. pension expense 1 2 -1 4 6 -2 Add: Litigation expense 3 0 3 3 0 3 Add: Cost Reduction Initiatives 2 0 2 7 0 7 Add: Net Proforma International Allocations, Other 1 1 0 5 5 0 (Less): Net Environmental (Recoveries) -5 -5 0 -3 -7 4 Add: Depreciation and Amortization 17 19 -2 61 46 15 Adjusted EBITDA 100 91 9 273.89999999999998 251 22.899999999999977 rounding

Adjusted Diluted Earnings Per Share Reconciliation Based on ~52 million diluted shares outstanding for the three months ended September 30, 2018, ~53 million diluted shares outstanding for the nine months ended September 30, 2018, and ~54 million diluted shares outstanding for the three and nine months ended September 30, 2017. CONSOLIDATED For the Three Months Ended September 30, For the Nine Months Ended September 30, 2018 Per DilutedShare(1) 2017 Per DilutedShare(1) V 2018 Per DilutedShare(1) 2017 Per DilutedShare(1) V Qtr YTD Earnings from continuing operations, As Reported 64.200000000000017 $1.23 37.300000000000026 $0.69 26.899999999999991 153 $2.89 116.49999999999996 $2.16 36.500000000000043 rounding Add: Income tax expense, as reported 16.399999999999999 15.5 0.89999999999999858 42.3 62.2 -19.900000000000006 Earnings from continuing operations before income taxes, As Reported 80.600000000000023 52.800000000000026 27.799999999999997 195.3 178.69999999999996 16.600000000000051 rounding rounding (Less) Add: U.S. Pension (Credit) Cost -6.9 15 -21.9 -20.3 3.6 -23.900000000000002 Add: Litigation Expense 2.7 0 2.7 2.7 0 2.7 Add: Cost Reduction Initiatives 4.4690000000000003 0 4.4690000000000003 21.496158000000001 0 21.496158000000001 Add: Net Proforma International Allocations, Other 0.90600000000000003 1.2 0 4.8397740000000002 3.6 1.2397740000000002 (Less): Net Environmental (Recoveries) -5.3620000000000001 -5.2 0 -2.9267560000000001 -6.7679 3.8411439999999999 Adjusted earnings from continuing operations before income taxes 76.564000000000007 64.097064000000032 12.466935999999976 201.45917599999999 180.02309999999994 21.436076000000043 (Less): Adjusted tax (expense) @ 25% for 2018 and 2017 -19 -16 -3 -50 -45 -5 Adjusted net income 57.564000000000007 $1.1091329479768788 48.097064000000032 $0.89901054205607533 9.4669359999999756 151.45917599999999 $2.87 135.02309999999994 $2.5099999999999998 16.436076000000043

Adjusted Free Cash Flow Reconciliation Adjusted free cash flow is defined as cash from operations and dividends received from the WAVE joint venture, less expenditures for property and equipment, and is adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures. The Company believes adjusted free cash flow is useful because it provides insight into the amount of cash that the Company has available for discretionary uses, after expenditures for capital commitments and adjustments for acquisitions and divestitures. Free cash flow includes discontinued international operations. Q3 2018 Q3 2017 YTD 2018 YTD 2017 As Reported Net cash provided by operating activities $70 $63 $159 $105 As Reported Net cash provided by (used for) investing activities $287 $0 $286 $-41 Subtotal $357 $63 $445 $64 Add: Acquisitions $12 - $24 $31.4 Less: Net proceeds from Knauf sale $-,330 - $-,330 - Add: Knauf sale proceeds remitted to WAVE $70 - $70 - (Less): AWI portion of Knauf proceeds remitted from WAVE $-35 - $-35 - (Less): Other - $-1 - - Adjusted Free Cash Flow (1) $74 $62 $174 $95

Segment Reported Operating Income (Loss) to Adjusted EBITDA Q3 2018 vs. PY YTD 2018 vs. PY MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE rounding factor 2016 V 2018 2017 V 2018 2017 V 2018 2017 V Operating Income (Loss) – As Reported 71.8 73.099999999999994 -1.2999999999999972 11.3 7.7 3.6000000000000005 -1.8 -6.9 5.1000000000000005 Add: U.S. pension expense 0 0 0 0 0 0 1.4346810000000001 2.1248849999999999 -0.69020399999999982 Add: Litigation expense 2.7 0 2.7 0 0 0 0 0 0 Add: Cost Reduction Initiatives 2.4910000000000001 0 2.4910000000000001 0 0 0 0 0 0 Add: Net Proforma International Allocations, Other 0 0.73777300000000001 -0.73777300000000001 0 0 0 0.63304799999999994 0.76762200000000003 - check cell n12, was not working properly (Less): Net Environmental (Recoveries) -5.8129999999999997 -5.2 -0.61299999999999955 0 0 0 0 0 0 Add: Depreciation and Amortization 16.700000000000003 13.938999999999993 2.7610000000000099 0.87399999999999878 0 0.87399999999999878 0 4.0074930000000002 -4.0074930000000002 EBITDA – Adjusted 88.2 82.5 5.7000000000000028 12.173999999999999 8.1950000000000003 3.9789999999999992 0 0 0 MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE rounding factor 2016 V 2018 2017 V 2018 2017 V 2018 2017 V Operating Income (Loss) – As Reported 175 192.7 -17.699999999999989 28.2 20.6 7 -6.3 -12.9 6.6000000000000005 Add: U.S. pension expense 0 0 0 0 0 0 4.3040430000000001 6.2949999999999999 -1.9909569999999999 Add: Litigation expense 2.7 0 2.7 0 0 0 0 0 0 Add: Cost Reduction Initiatives 7.4762940000000002 0 7.4762940000000002 0 0 0 0 0 0 Add: Net Proforma International Allocations, Other 2.8439999999999999 2.2130000000000001 0.63099999999999978 0 0 0 2.0649999999999999 2.302 - check cell n12, was not working properly (Less): Net Environmental (Recoveries) -3.3769999999999998 -6.7679 3.3909000000000002 0 0 0 0 0 0 Add: Depreciation and Amortization 59.556705999999991 40.636900000000026 18.919805999999966 1.5999999999999979 1.3619999999999983 1 0 4.3029999999999999 -4.3029999999999999 Operating Income (Loss) – Adjusted 244.2 228.78200000000001 15.417999999999978 30.06 21.962 8.097999999999999 0 0 0

Net Sales & EBITDA – Guidance Reconciliation Net Sales Adjusted EBITDA For the Year Ending December 31, 2018 Low to High Reported Net Sales $935 to $955 For the Year Ending December 31, 2018 Low to High Net income $208 to $213 Add: Interest expense 35 35 Add: Income tax expense 65 70 (Less): U.S. pension (credit) -20 -20 Add: D&A 60 60 Adjusted EBITDA $348 to $358

Adjusted EPS & Free Cash Flow – Guidance Reconciliation Adjusted Diluted Earnings Per Share Adjusted Free Cash Flow Adjusted EPS guidance for 2018 is calculated based on an adjusted effective tax rate of 25% and based on ~52 million of diluted shares outstanding. Excludes $35 million WAVE dividend received in third quarter of 2018 related to cash proceeds from anticipated sale of EMEA and Pacific Rim businesses. (2) For the Year Ending December 31, 2018 Low to High Net cash provided by operating activities $180 to $190 Add: Return of investment from joint venture 95 95 Adjusted net cash provided by operating activities $275 to $285 Less: Capital Expenditures -65 -65 Adjusted Free Cash Flow $210 to $220 For the Year Ending December 31, 2018 Low Per DilutedShare(1) to High Per DilutedShare(1) Net Income $208 $4 to $213 $4.0999999999999996 Add: Interest Expense 35 35 Add: Income Tax Expense 65 70 (Less): U.S. Pension (Credit) -20 -20 Less: Interest expense -35 -35 Adjusted Earnings before Income Taxes $253 to $263 Less: Income Tax Expense -63 -66.25 Adjusted Net Income $190 $3.65 to $197 $3.79